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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 16, 1996
                                                         --------------

                          THE PROGRESSIVE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Ohio                      1-9518                    34-0963169
   ---------------            ----------------               --------------
   (State or other            (Commission File               (IRS Employer
   jurisdiction of            Number)                        Identification
   incorporation)                                            No.)



      6300 Wilson Mills Road, Mayfield Village, Ohio         44143
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       (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code 216-461-5000
                                                           ------------


                                 Not Applicable
      ------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          -------------

By action taken by its Board of Directors on April 16, 1996, The Progressive Corporation has called for redemption, on May 31, 1996, all of its outstanding 9 3/8% Serial Preferred Shares, Series A (Cumulative, Liquidation Preference $25.00 per share). The redemption will be made at the redemption price of $25.00 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption. National City Bank of Cleveland, Ohio has been selected as the redemption agent.
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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 16, 1996



                                        THE PROGRESSIVE CORPORATION



                                        By:  /s/ David M. Schneider
                                            -----------------------------------
                                        Name:   David M. Schneider
                                        Title: Secretary





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